Exhibit 99.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Integrated Electrical Services, Inc. 401(k) Retirement Savings Plan (the Plan) Annual Report on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, William W. Reynolds, Executive Vice President and Chief Financial Officer of Integrated Electrical Services, Inc. certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.





Date:  June 27, 2003                      By:  /s/ William W. Reynolds
                                               -----------------------------
                                          William W. Reynolds
                                          Executive Vice President and Chief
                                          Financial Officer